SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.

This SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment") OF PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P. (the "Partnership") dated as of November 7, 2019, is entered into by Preferred Apartment Communities, Inc., a Maryland corporation, as General Partner.
WHEREAS, the General Partner, Preferred Apartment Advisors, LLC, a Delaware limited liability company, as the Initial Limited Partner, and the limited partners party thereto entered into that certain Sixth Amended and Restated Agreement of Limited Partnership of the Partnership dated as of June 3, 2016, as amended by that certain First Amendment to Sixth Amended and Restated Agreement of Limited Partnership of the Partnership dated as of January 25, 2017 (as amended, the "Agreement");
WHEREAS, the General Partner has created two new classes of redeemable preferred stock, the Series M1 Preferred Stock and the Series A1 Preferred Stock (each as defined below);
WHEREAS, the General Partner desires to amend the Agreement to add new classes of Partnership Unit to correspond with the Series M1 Preferred Stock and the Series A1 Preferred Stock; and
WHEREAS, pursuant to Section 14.1 of the Agreement, the General Partner desires to amend the Agreement;
NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Agreement.

2.The Agreement is amended by adding or restating in their entireties the following definitions:
"Average Capital Account Balance" means the quotient of (i) the aggregate Capital Account balance attributable to the Class A Units outstanding at the time of determination, divided by (ii) the number of such Class A Units outstanding at the time of determination. For purposes of the foregoing calculation, outstanding Class A Units shall include any other Partnership Units convertible into Class A Units, other than Class B Units, Series A Redeemable Preferred Units, Series M Redeemable Preferred Units, Series M1 Redeemable Preferred Units or Series A1 Redeemable Preferred Units.
"Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. Partnership Units consist of Class A Units, Class B Units, GP Units, Series A Redeemable Preferred Units, Series M Redeemable Preferred Units, Series M1 Redeemable Preferred Units, Series A1 Redeemable Preferred Units and any classes or series of Partnership Units established after the date hereof. The number of Partnership Units outstanding and the Percentage Interests in the Partnership represented by such Partnership Units are set forth in Exhibit A, as such Exhibit may be amended from time to time. The ownership of Partnership Units shall be evidenced by such form of certificate for Partnership Units as the General Partner adopts from time to time unless the General Partner determines that the Partnership Units shall be uncertificated securities.
"Percentage Interest" means the percentage determined by dividing the number of Partnership Units of a Partner by the sum of the number of Partnership Units of all Partners (other than the Series A Redeemable Preferred Units, the Series M Redeemable Preferred Units, the Series M1 Redeemable Preferred Units and the Series A1 Redeemable Preferred Units) as specified in Exhibit A, as such Exhibit may be amended from time to time.
"Preferred Return" means the Series A Preferred Return, the Series M Preferred Return, the Series M1 Preferred Return or the Series A1 Preferred Return.

"Preferred Stock" means the Series A Preferred Stock, the Series M Preferred Stock, the Series M1 Preferred Stock and the Series A1 Preferred Stock.

"Redemption Date" means the date of redemption or other purchase of Series A Preferred Stock, Series M Preferred Stock, Series M1 Preferred Stock, or Series A1 Preferred Stock by the General Partner.
"Series A1 Preferred Return" means, for each Series A1 Redeemable Preferred Unit, a cumulative, non-compounded rate of return equal to six percent (6.00%) per annum with respect to the Stated Value. For any partial period, such return shall be calculated ratably on the basis of a 360-day year consisting of twelve 30-day months.
"Series A1 Preferred Stock" means the Series A1 Redeemable Preferred Stock of the General Partner, $.01 par value per share.
"Series A1 Redeemable Preferred Unit" means a Partnership Unit which is designated as a Series A1 Redeemable Preferred Unit of the Partnership.
"Series M1 Preferred Return" means, for each Series M1 Redeemable Preferred Unit, a cumulative, non-compounded rate of return equal to six and one tenths percent (6.10%) per annum with respect to the Stated Value (the "Series M1 Dividend Rate"). Beginning one year from the date of original issuance of such Series M Redeemable Preferred Unit and on each one year anniversary thereafter for such Series M Redeemable Preferred Unit, the Series M1 Dividend Rate shall increase by 0.10% per annum up to a maximum cumulative non-compounded rate of return equal to seven and one tenth percent (7.1%) per annum with respect to the Stated Value. For any partial period, such return shall be calculated ratably on the basis of a 360-day year consisting of twelve 30-day months.
"Series M1 Preferred Stock" means the Series M1 Redeemable Preferred Stock of the General Partner, $.01 par value per share.
"Series M1 Redeemable Preferred Unit" means a Partnership Unit which is designated as a Series M1 Redeemable Preferred Unit of the Partnership.
"Stated Value" means, as of any date, (i) $1,000 per Series A Redeemable Preferred Unit (subject to appropriate adjustment in the event of any stock split, combination or other similar recapitalization with respect to the Series A Redeemable Preferred Units), (ii) $1,000 per Series M Redeemable Preferred Unit (subject to appropriate adjustment in the event of any stock split, combination or other similar recapitalization with respect to the Series M Redeemable Preferred Units), (iii) $1,000 per Series M1 Redeemable Preferred Unit (subject to appropriate adjustment in the event of any stock split, combination or other similar recapitalization with respect to the Series M1 Redeemable Preferred Units), and (iv) $1,000 per Series A1 Redeemable Preferred Unit (subject to appropriate adjustment in the event of any stock split, combination or other similar recapitalization with respect to the Series A1 Redeemable Preferred Units) .
3.Section 4.1 - Capital Contributions. The Agreement is further amended to restate in its entirety Section 4.1(b) thereof as follows:
(b)    As of the Effective Date, the Partnership shall have seven classes of Partnership Units, entitled "Class A Units," "Class B Units," "GP Units," "Series A Redeemable Preferred Units," "Series M Redeemable Preferred Units," "Series M1 Redeemable Preferred Units" and "Series A1 Redeemable Preferred Units," respectively. Each Partner shall own Partnership Units in the amounts set forth for such Partner in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately exchanges, the issuance of additional Partnership Units, transfers of Partnership Units or similar events having an effect on any Partner’s Percentage Interest.
4.Section 4.2 - Additional Funds; Restrictions on the General Partner. The Agreement is further amended to restate in its entirety Section 4.2(b)(ii) thereof as follows:
(ii)    in the case of equity Securities senior or junior to the Common Stock as to dividends and distributions on liquidation, contribute to the Partnership the proceeds of or consideration (including any property or other non-cash assets) received for such Securities and the proceeds of, or consideration received from, any subsequent exercise, exchange or conversion thereof (if applicable), and receive from the Partnership, interests in the Partnership in consideration therefor with the substantially same terms and conditions, including dividend, dividend priority and liquidation preference, as are applicable to such Securities; provided, however, that, notwithstanding the foregoing or anything else herein to the contrary, (A) Series A Redeemable Preferred Units may have different terms and conditions from those of the Series A Preferred Stock, (B) Series M Redeemable Preferred Units may have different terms and conditions from those of the Series M Preferred Stock, (C) Series M1 Redeemable Preferred Units may have different terms and conditions from those of the Series M1 Preferred Stock, and (D) Series A1 Redeemable Preferred Units may have different terms and conditions from those of the Series A1 Preferred Stock; and
5.Section 5.1(a) - Cash Available for Distribution. The Agreement is further amended to restate in its entirety Section 5.1(a) thereof as follows:
(a)    Cash Available for Distribution. Subject to the other provisions of this Article 5 and to the provisions of Sections 13.2, 16.3 and 18.3, the General Partner shall cause the Partnership to distribute, at such times as the General Partner shall determine (each a “Distribution Date”), an amount of Cash Available for Distribution, determined by the General Partner in its sole discretion to the Limited Partners and the General Partner, as of the applicable Partnership Record Date, as follows:

(i)    first, 100% to the Partners holding Series A Redeemable Preferred Units, Series M Redeemable Preferred Units, Series M1 Redeemable Preferred Units and/or Series A1 Redeemable Preferred Units pro rata and pari passu in proportion to their relative accrued but unpaid Preferred Returns until such Partners have received in the aggregate, pursuant to this Section 5.1(a)(i) and Section 5.1(b)(i), an amount such that (A) the Series A Preferred Return has been met with respect to each such Series A Redeemable Preferred Unit, (B) the Series M Preferred Return has been met with respect to each such Series M Redeemable Preferred Unit, (C) the Series M1 Preferred Return has been met with respect to each such Series M1 Redeemable Preferred Unit, and (D) the Series A1 Preferred Return has been met with respect to each such Series A1 Redeemable Preferred Unit; and

(ii)    thereafter, 100% to the Partners holding GP Units and Class A Units pro rata and pari passu in proportion to each such Partner’s respective Percentage Interest.

6.Section 5.1(b) - Net Sale Proceeds. The Agreement is further amended to restate in its entirety Section 5.1(b) thereof as follows:
(b)    Net Sale Proceeds. Subject to the other provisions of this Article 5 and to the provisions of Sections 13.2, 16.3 and 18.3, the General Partner shall cause the Partnership to distribute, on each Distribution Date, Net Sale Proceeds, determined by the General Partner in its sole discretion to the Limited Partners and the General Partner, as of the applicable Partnership Record Date, as follows:

(i)    first, 100% to the Partners holding Series A Redeemable Preferred Units, Series M Redeemable Preferred Units, Series M1 Redeemable Preferred Units and/or Series A1 Redeemable Preferred Units pro rata and pari passu in proportion to their relative accrued but unpaid Preferred Returns until such Partners have received in the aggregate, pursuant to this Section 5.1(b)(i) and Section 5.1(a)(i), an amount such that (A) the Series A Preferred Return has been met with respect to each such Series A Redeemable Preferred Unit, (B) the Series M Preferred Return has been met with respect to each such Series M Redeemable Preferred Unit, (C) the Series M1 Preferred Return has been met with respect to each such Series M1 Redeemable Preferred Unit, and (D) the Series A1 Preferred Return has been met with respect to each such Series A1 Redeemable Preferred Unit; provided, however, that if on a Distribution Date there is both Cash Available for Distribution and Net Sales Proceeds to be distributed, the Partners holding Series A Redeemable Preferred Units, Series M Redeemable

Preferred Units, Series M1 Redeemable Preferred Units and/or Series A1 Redeemable Preferred Units first shall receive distributions of Cash Available for Distribution pursuant to Section 5.1(a)(i) in order to satisfy the Series A Preferred Return, Series M Preferred Return, the Series M1 Preferred Return and/or Series A1 Preferred Return, and then distributions of Net Sales Proceeds pursuant to this Section 5.1(b)(i);

(ii)    second, 100% to the Partners holding GP Units and Class A Units pro rata and pari passu in proportion to their respective Percentage Interests until such Partners have received pursuant to this Section 5.1(b)(ii) the amount of the Allocable Capital Contribution with respect to the Real Estate Asset giving rise to such distribution;

(iii)    third, 100% to the Partners holding GP Units and Class A Units pro rata and pari passu in proportion to their respective Percentage Interests until such Partners have received in the aggregate, pursuant to this Section 5.1(b)(iii) and Section 5.1(a)(ii), an amount such that the Priority Return has been met with respect to the Allocable Capital Contribution for the Real Estate Asset giving rise to such distribution; provided, however, that distributions pursuant to Section 5.1(a)(ii) shall be taken into account for purposes of this Section 5.1(b)(iii) to the extent they relate directly to the operation of the Real Estate Asset giving rise to such distribution; and

(iv)    fourth, to the Partners holding GP Units, and Class A Units pro rata and pari passu in proportion to their respective Percentage Interests.

The General Partner shall be entitled to make adjustments, in its sole and reasonable discretion, to the amounts distributable pursuant to this Section 5.1(b), to the extent a Capital Transaction involves the sale of a portion of a Real Estate Asset or multiple Real Estate Assets, in order to carry out the intent of the parties to this Agreement with respect to this Section 5.1(b).
7.Section 5.1(f). The Agreement is further amended to restate in its entirety Section 5.1(f) thereof as follows:
Notwithstanding anything to the contrary in this Agreement, in the event of a redemption of any Series A Redeemable Preferred Units, Series M Redeemable Preferred Units, Series M1 Redeemable Preferred Units and/or Series A1 Redeemable Preferred Units for cash in accordance with the provisions of Section 16.3 and Section 18.3, Section 19.3, and Section 20.3 prior to any further distributions pursuant to Sections 5.1(a) and 5.1(b), the General Partner may, in its sole discretion, cause the Partnership to distribute an amount of Cash Available for Distribution and/or Net Sale Proceeds, to the extent available, in order to redeem such Series A Redeemable Preferred Units, Series M Redeemable Preferred Units, Series M1 Redeemable Preferred Units and/or Series A1 Redeemable Preferred Units.

8.Article 19 - Series M1 Redeemable Preferred Units. The Agreement is further amended to create and add Article 19 as follows:
ARTICLE 19
SERIES M1 REDEEMABLE PREFERRED UNITS
19.1     Designation and Number.
A series of Partnership Units in the Partnership, designated as the "Series M1 Redeemable Preferred Units," is hereby established. The number of Series M1 Redeemable Preferred Units at all times shall be equal to the number of outstanding shares of Series M1 Preferred Stock (and, for the avoidance of doubt, excluding any shares of Series M1 Preferred Stock held in treasury). Except as set forth in Articles 5 and 6 and this Article 19, and except where the context elsewhere in this Agreement otherwise requires, Series M1 Redeemable Preferred Units shall have the same rights, privileges and preferences as the Class A Units.
19.2    Voting.

Holders of Series M1 Redeemable Preferred Units shall not have any voting rights, except those matters required by law, in which case holders of Series M1 Redeemable Preferred Units only shall vote as a single class.

19.3    Redemptions.

(a)    If the General Partner redeems or otherwise purchases any shares of Series M1 Preferred Stock in the open market, by tender or by private agreement, the Partnership shall redeem a corresponding number of Series M1 Redeemable Preferred Units on the Redemption Date.

(b)    If the General Partner elects to redeem any shares of Series M1 Preferred Stock on or after the second anniversary of the date of original issuance of such shares of Series M1 Preferred Stock pursuant to its right under the Articles of Incorporation, the Partnership shall redeem a corresponding number of Series M1 Redeemable Preferred Units pursuant to Section 19.3(a) at a redemption price equal to 100% of the Stated Value per Series M1 Redeemable Preferred Unit, plus the amount of Series M1 Preferred Return accumulated and accrued to and including the Redemption Date in respect of the Series M1 Redeemable Preferred Units being so redeemed that has not been distributed previously pursuant to Section 5.1, if any.

(c)        Prior to the first anniversary of the date of original issuance of any shares of Series M1 Preferred Stock, if a holder of such shares of Series M1 Preferred Stock elects to redeem all or a portion of such shares of Series M1 Preferred Stock, the Partnership shall redeem a corresponding number of Series M1 Redeemable Preferred Units pursuant to Section 19.3(a) at a redemption price equal to 100% of the Stated Value per Series M1 Redeemable Preferred Unit, plus the amount of Series M1 Preferred Return accumulated and accrued to and including the Redemption Date in respect of the Series M1 Redeemable Preferred Units being so redeemed that has not been distributed previously pursuant to Section 5.1, but less the amount of the dividends previously paid for the most recent three record dates, if any; provided however, to the extent the holder has held the Series M1 Redeemable Preferred Stock for less than three record dates, then the reduction amount will be equal to the amount of the dividends previously paid.

(d)    On or after the first anniversary of the date of original issuance of any shares of Series M1 Preferred Stock, if a holder of such shares of Series M1 Preferred Stock elects to redeem all or a portion of such shares of Series M1 Preferred Stock, the Partnership shall redeem a corresponding number of Series M1 Redeemable Preferred Units pursuant to Section 19.3(a) at a redemption price equal to 100% of the Stated Value per Series M1 Redeemable Preferred Unit, plus the amount of Series M1 Preferred Return accumulated and accrued to and including the Redemption Date in respect of the Series M1 Redeemable Preferred Units being so redeemed that has not been distributed previously pursuant to Section 5.1, if any.

(e)     The General Partner has the right, in its sole discretion, to receive proceeds from the redemption of Series M1 Redeemable Preferred Units in cash or in equal value of Class A Units, calculated based on the closing price of our common stock for the trading day immediately prior to the Redemption Date.

(f)    The obligation to redeem any of the Series M1 Redeemable Preferred Units is limited to the extent that the Partnership does not have sufficient funds available to fund any such redemption or the Partnership is restricted by applicable law from making such redemption.

(g)     Any redemption of Series M1 Redeemable Preferred Units shall be deemed to occur on the Redemption Date immediately prior to the related redemption or other purchase of shares of Series M1 Preferred Stock.

9.Article 20 - Series A1 Redeemable Preferred Units. The Agreement is further amended to create and add Article 20 as follows:
ARTICLE 20
SERIES A1 REDEEMABLE PREFERRED UNITS
20.1     Designation and Number.
A series of Partnership Units in the Partnership, designated as the "Series A1 Redeemable Preferred Units," is hereby established. The number of Series A1 Redeemable Preferred Units at all times shall be equal to the number of outstanding shares of Series A1 Preferred Stock (and, for the avoidance of doubt, excluding any shares of Series A1 Preferred Stock held in treasury). Except as set forth in Articles 5 and 6 and this Article 20, and except where the context elsewhere in this Agreement otherwise requires, Series A1 Redeemable Preferred Units shall have the same rights, privileges and preferences as the Class A Units.
20.2    Voting.

Holders of Series A1 Redeemable Preferred Units shall not have any voting rights, except those matters required by law, in which case holders of Series A1 Redeemable Preferred Units only shall vote as a single class.

20.3    Redemptions.

(a)    If the General Partner redeems or otherwise purchases any shares of Series A1 Preferred Stock in the open market, by tender or by private agreement, the Partnership shall redeem a corresponding number of Series A1 Redeemable Preferred Units on the Redemption Date.

(b)    If the General Partner elects to redeem any shares of Series A1 Preferred Stock on or after the second anniversary of the date of original issuance of such shares of Series A1 Preferred Stock pursuant to its right under the Articles of Incorporation, the Partnership shall redeem a corresponding number of Series A1 Redeemable Preferred Units pursuant to Section 20.3(a) at a redemption price equal to 100% of the Stated Value per Series A1 Redeemable Preferred Unit, plus the amount of Series A1 Preferred Return accumulated and accrued to and including the Redemption Date in respect of the Series A1 Redeemable Preferred Units being so redeemed that has not been distributed previously pursuant to Section 5.1, if any.

(c)        Prior to the first anniversary of the date of original issuance of any shares of Series A1 Preferred Stock, if a holder of such shares of Series A1 Preferred Stock elects to redeem all or a portion of such shares of Series A1 Preferred Stock, the Partnership shall redeem a corresponding number of Series A1 Redeemable Preferred Units pursuant to Section 20.3(a) at a redemption price equal to 87% of the Stated Value per Series A1 Redeemable Preferred Unit, plus the amount of Series A1 Preferred Return accumulated and accrued to and including the Redemption Date in respect of the Series A1 Redeemable Preferred Units being so redeemed that has not been distributed previously pursuant to Section 5.1, if any.

(d)      On or after the first anniversary of the date of original issuance of any shares of Series A1 Preferred Stock, if a holder of such shares of Series A1 Preferred Stock elects to redeem all or a portion of such shares of Series A1 Preferred Stock, the Partnership shall redeem a corresponding number of Series A1 Redeemable Preferred Units pursuant to Section 20.3(a) at a redemption price equal to 90% of the Stated Value per Series A1 Redeemable Preferred Unit, plus the amount of Series A1 Preferred Return accumulated and accrued to and including the Redemption Date in respect of the Series A1 Redeemable Preferred Units being so redeemed that has not been distributed previously pursuant to Section 5.1, if any.

(e)      On or after the second anniversary of the date of original issuance of any shares of Series A1 Preferred Stock, if a holder of such shares of Series A1 Preferred Stock elects to redeem all or a portion of such shares of Series A1 Preferred Stock, the Partnership shall redeem a corresponding number of Series A1 Redeemable Preferred Units pursuant to Section 20.3(a) at a redemption price equal to 95% of the Stated Value per Series A1 Redeemable Preferred Unit, plus the amount of Series A1 Preferred Return accumulated and accrued to and including the Redemption Date in respect of the Series A1 Redeemable Preferred Units being so redeemed that has not been distributed previously pursuant to Section 5.1, if any.

(f)    On or after the third anniversary of the date of original issuance of any shares of Series A1 Preferred Stock, if a holder of such shares of Series A1 Preferred Stock elects to redeem all or a portion of such shares of Series A1 Preferred Stock, the Partnership shall redeem a corresponding number of Series A1 Redeemable Preferred Units pursuant to Section 20.3(a) at a redemption price equal to 100% of the Stated Value per Series A1 Redeemable Preferred Unit, plus the amount of Series A1 Preferred Return accumulated and accrued to and including the Redemption Date in respect of the Series A1 Redeemable Preferred Units being so redeemed that has not been distributed previously pursuant to Section 5.1, if any.

(g)    If the General Partner redeems any shares of Series A1 Preferred Stock held by a natural person upon his or her death at the written request of the holder’s estate pursuant to the Articles of Incorporation, the Partnership shall redeem a corresponding number of Series A1 Redeemable Preferred Units pursuant to Section 20.3(a) at a redemption price equal to 100% of the Stated Value per Series A1 Preferred Units, plus the amount of Series A1 Preferred Return accumulated and accrued to and including the Redemption Date in respect of the Series A1 Redeemable Preferred Units being so redeemed that has not been distributed previously pursuant to Section 5.1, if any

(h)     The General Partner has the right, in its sole discretion, to receive proceeds from the redemption of Series A1 Redeemable Preferred Units in cash or in equal value of Class A Units, calculated based on the closing price of our common stock for the trading day immediately prior to the Redemption Date.

(i)    The obligation to redeem any of the Series A1 Redeemable Preferred Units is limited to the extent that the Partnership does not have sufficient funds available to fund any such redemption or the Partnership is restricted by applicable law from making such redemption.

(j)     Any redemption of Series A1 Redeemable Preferred Units shall be deemed to occur on the Redemption Date immediately prior to the related redemption or other purchase of shares of Series A1 Preferred Stock.

10.Subparagraph 1(a) of Exhibit B - Allocations of Net Income and Net Loss. The Agreement is further amended to restate in its entirety clause (i) of subparagraph 1(a) of Exhibit B thereof as follows:
(i)    first, if the Partnership has Net Income for any taxable year or portion thereof, such Net Income shall be allocated to the Partners holding Series A Redeemable Preferred Units, Series M Redeemable Preferred Units, Series M1 Redeemable Preferred Units and/or Series A1 Redeemable Preferred Units pro rata and pari passu in proportion to their accrued Preferred Returns, with respect to such taxable year or portion thereof, to the extent of and until such Partners have received allocations of Net Income equal to the aggregate amount of distributions made to such Partners pursuant to Section 5.1(a)(i); and
11.Subparagraph 1(b) of Exhibit B - Allocations of Net Property Gain and Net Property Loss (including any revaluations to adjust the Capital Accounts of the Partners). The Agreement is further amended to restate in its entirety clause (i) of subparagraph 1(b) of Exhibit B thereof as follows:
(i)    first, if the Partnership has Net Property Gain for any taxable year or portion thereof, such Net Property Gain shall be allocated to the Partners holding Series A Redeemable

Preferred Units, Series M Redeemable Preferred Units, Series M1 Redeemable Preferred Units and/or Series A1 Redeemable Preferred Units pro rata and pari passu in proportion to their accrued Preferred Returns, with respect to such taxable year or portion thereof, to the extent of and until such Partners have received allocations of Net Property Gain equal to the aggregate amount of distributions made to such Partners pursuant to Section 5.1(b)(i);
12.Except as otherwise specifically set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the date first set forth above.
General Partner:

PREFERRED APARTMENT COMMUNITIES, INC.

By: /s/ Daniel M. DuPree
Daniel M. DuPree
Chief Executive Officer